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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: SEPTEMBER 2, 1999
                        ---------------------------------
                        (DATE OF EARLIEST EVENT REPORTED)


                              WSI INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


       MINNESOTA                 0-619                  41-0691607
    ---------------          -------------          ------------------
    (State or other          (Commission            (I.R.S. Employer
     jurisdiction             File Number)          Identification No.)
    of Incorporation)


                           2605 WEST WAYZATA BOULEVARD
                           LONG LAKE, MINNESOTA 55356
                           --------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 473-1271


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Items 1, 2, 3, 4, 6 and 8 are not included.


ITEM 5. OTHER EVENTS.

     On September 2, 1999 WSI Industries, Inc. announced that it plans to close its Long Lake plant by the end of calendar year 1999 and consolidate all manufacturing at facilities of its recently acquired subsidiaries in Rochester, MN and Osseo, MN. Further details of this action are contained in the press release of WSI Industries, Inc., dated September 2, 1999 attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     (c)   EXHIBITS.

     99.1  Press release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WSI INDUSTRIES, INC.


                                            By  /s/ Michael J. Pudil
                                              -----------------------
                                                Michael J. Pudil
                                                President

September 15, 1999